SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                ---------------

                                    FORM 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of report (Date of earliest event reported): September 9, 1998


                        CODED COMMUNICATIONS CORPORATION
                -------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)



        Delaware                  000-17574                  33-0580412
-----------------------------   -------------             ------------------
(State or Other Jurisdiction     (Commission                (IRS Employer
      of Incorporation)          File Number)             Identification No.)



1939 Palomar Oaks Way, Carlsbad, California                  92009
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(Address of Principal Executive Offices)                  (Zip Code)


                                 (760) 431-1945
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              (Registrant's Telephone Number, Including Area Code)



                                 Not Applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)



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Item 5.  Other Events.
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                  On  September  9, 1998,  the  Company  issued a press  release reporting that the Company had entered into an agreement to acquire NetCore Technologies, Inc. A copy of the press release is attached to this Form 8-K as
Exhibit 99.01.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
------   ------------------------------------------------------------------

         (a)      Financial statements of business acquired:

                  Not applicable.

         (b)      Pro forma financial information:

                  Not applicable.

         (c)      Exhibits:

                  99.01 Coded Communications Corporation Press Release dated September 9, 1998.


                                S I G N A T U R E
                                -----------------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                              CODED COMMUNICATIONS CORPORATION



Date: September 18, 1998                       By:  /s/ Bryan Williams
                                                    ----------------------------
                                                    Bryan Williams
                                                    Chief Operating Officer




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



                                  EXHIBIT INDEX


Exhibit
Number              Description                                        Page No.
------              -------------                                      --------


99.01             Coded Communications Corporation Press Release dated      4
                  September 9, 1998.




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